                       SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
   (1) Title of each class of securities to which transaction applies:
   ________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
   ________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
   ________________________________________________________________________
   (5) Total fee paid:
   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _______________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
    _______________________________________________________________________
    (3) Filing Party:
    _______________________________________________________________________
    (4) Date filed:
    _______________________________________________________________________

                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                 August 21, 1997

To the Stockholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California at 10:00 a.m., Pacific time, on August 21, 1997, to consider the following matters:

(1) The election of three Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (James A. Gordon, Hayden Leason and Jon B. Victor) are described in the accompanying Proxy Statement.

(2)   The approval of the proposed Advanced Photonix,  Inc. 1997 Stock Option
      Plan.

(3) The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 27, 1997 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on June 27, 1997 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                              By Order of the Board of Directors


                                              /s/ Patrick J. Holmes
                                              Patrick J. Holmes
July 25, 1997                                 Secretary

                                 Proxy Statement

                         Annual Meeting of Stockholders

                                 August 21, 1997

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 a.m., Pacific time, on August 21, 1997, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director and the proposed Advanced Photonix, Inc. 1997 Stock Option Plan. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Stockholders, Proxy and 1997 Annual Report to Stockholders are being sent to stockholders on or about July 25, 1997.

                                VOTING SECURITIES

June 27, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 10,854,495 shares of Class A and Class B Common Stock, $.01 par value, excluding 22,223 Class B treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of Directors will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter. There is no cumulative voting in the election of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 27, 1997, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A or Class B Common Stock of the Company, by each director and executive officers and by all directors and officers as a group.


                                           Class A Common Stock                         Class B Common Stock
                               --------------------------------------------  ------------------------------------------
                                               Shares Under                             Shares Under
                                    Shares        Exercisable      Percent of  Shares    Exercisable      Percent of     Percent
                                    Owned      Options/Warrants(1)    Class    Owned   Options/Warrants      Class       Voting(2)

The Dreyfus Corporation(3)        1,521,000           -               14.2      -             -               -            14.0
Hayden Leason(4)                  1,304,100         25,500            12.4      -             -               -            12.2
J. Morton Davis(5)                  656,045        333,340             9.0      -             -               -             8.9
The Townsend Group(6)               758,900           -                7.1      -             -               -             7.0
Advanced Detectors, Inc.(7)            -           750,000             6.5      -             -               -             6.5
John Pappajohn(8)                   186,668        500,000             6.1      -             -               -             6.0
James A. Gordon(9)                  593,640         28,000             5.8      -             -               -             5.7
Edgewater Private Equity Fund(10)   593,640         28,000             5.8      -             -               -             5.7
Jon Victor(11)                      237,400         25,000             2.4      -             -               -             2.4
James W. Ward                        13,850        120,000             1.2      -             -               -             1.2
Patrick J. Holmes                    50,000         84,000             1.2      -             -               -             1.2
Harry Melkonian                      10,000         88,000             0.9      -             -               -             0.9
Robert C. King                       30,000         28,000             0.5      -             -               -             0.5
Directors & Officers as a Group   2,238,990        398,000            23.7      -             -               -            23.4



1    Includes  shares  under  options/warrants  exercisable  on June 27, 1997 and options  which become  exercisable  within 60 days thereafter.

2    Represents combined voting power of both Class A and Class B Common Stock,  assuming beneficial owner exercises all exercisable options and warrants.

3    Shareholder is a subsidiary of Mellon Bank, N. A., One Mellon Bank Center, Pittsburgh, PA 15258-0001.

4    The address of this shareholder is Palmas Del Mar, 10 Monte Sol, Humacao, Puerto Rico 00791.

5    The address of this shareholder is D.H. Blair, 44 Wall Street,  New York, NY 10005.  Includes 617,760 shares and 333,340 shares underlying a unit purchase  option owned by D. H. Blair  Investment  Banking Corp.  and 38,285 shares owned by Parliament  Hill
     Corporation.

6    The address of this shareholder is 22601 Pacific Coast Hwy., #200, Malibu, CA 90265.

7    Formerly Xsirius, Inc., the last address known for this beneficial owner was 1220 Avenida Acaso, Camarillo, CA 93012.

8    The address of this shareholder is c/o Equity Dynamics, 2116 Financial Center, Des Moines, IA 50309.

9    The address of this  shareholder  is c/o Edgewater  Private  Equity Fund,  666 Grand Avenue,  Suite 200, Des Moines,  IA 50309.
     Includes  593,640 shares owned by Edgewater  Private  Equity Fund,  L.P.  ("Edgewater").  Mr. Gordon is the President of Gordon
     Management, Inc. which is the general partner of Edgewater.

10   The address of this  shareholder  is c/o Edgewater  Private  Equity Fund,  666 Grand Avenue,  Suite 200, Des Moines,  IA 50309.
     Includes 28,000 options granted to Mr. Gordon.

11   The address of this shareholder is c/o Greenwich Ventures, LLC, 2 Soundview Drive, Greenwich, CT 06830.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of copies of these reports received by it, the Company believes that all filings required to be made by the Reporting Persons during fiscal year 1997 were made on a timely basis.

ELECTION OF DIRECTORS

A Board of three Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the three persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee. After this election, four vacancies will exist on the Board that are not intended to be filled at this time.

The following persons are nominees for election as Directors:

         Name                       Age              Position
         ----                       ---              --------

Hayden Leason                       66        Chairman of the Board of Directors
                                              and Chief Executive Officer

James A. Gordon                     47        Director

Jon B. Victor                       44        Director

Set forth below is certain  information  relating  to the other  officers of the
Company:

         Name                       Age              Position
         ----                       ---              --------

Harry Melkonian                     47        President

Patrick J. Holmes                   51        Executive Vice President, Chief
                                              Financial Officer, Corporate
                                              Secretary and Treasurer

Robert C. King                      53        Vice President of Sales and
                                              Marketing

Hayden Leason, Chairman of the Board and Chief Executive Officer
Mr. Leason became a director of the Company in July 1995 and was elected Chairman of the Board in October 1996 and elected Chief Executive Officer in November 1996. In 1965 Mr. Leason founded Filtertek Inc., a designer and manufacturer of specialty filtration elements, which subsequently became a New York Stock Exchange listed company. He served as Chairman and Chief Executive Officer until 1992 when he sold his interest to Schawk Inc. Since 1992, Mr. Leason has managed various private investments. Mr. Leason is a 1954 graduate of Northwestern University where he received his Bachelor of Science degree in Business Administration.

James A. Gordon, Director
Mr. Gordon became a director of the Company in August 1992. Since January 1992, Mr. Gordon has been President of Gordon Management, Inc., which is the general partner of Edgewater Private Equity Fund L.P., a limited partnership formed for investment purposes. In addition, Mr. Gordon has managed Focused Value Equity portfolios since 1985. Since 1986, Mr. Gordon has been a member of the Board of Directors of Bankers Trust Company (Iowa), and has served as Chairman of its Trust and Investment Committee, as well as a member of both its Audit and Loan Committees. He presently serves as a member of the Boards of Directors of the following organizations: Grinnell College (also serving as Chairman of the Investment Committee); IMNET, Inc.; SoftNet Systems, Inc.; HealthDesk, Inc.; Cellular World Corp.; DAC Vision, Inc.; Microware Systems Corporation; Pride Industries, Inc.; and Pangea, Inc. He is currently a Board member of the National Committee for the Performing Arts of the Kennedy Center. Mr. Gordon served as a member of the Board of Directors for Des Moines Art Center; Des Moines Ballet; Des Moines Metro Opera; Governor's United Nations Board; Iowa Society to Prevent Blindness; Des Moines Parent Teacher Association; Young President's Organization; and Northwestern University Alumni Board.

Jon B. Victor, Director
Mr. Victor became a director of the Company in June 1995. Mr. Victor is the Manager of Greenwich Ventures, LLC, which is the general partner of Greenwich Ventures, LP and Vantage Ventures, CV, Investment Partnerships which he organized in 1996. He began his career in the equity research and trust departments of the Bank of New York. From 1978 through 1982 he worked for J. &
W. Seligman & Co., where he was responsible for offshore advisory relationships, and was President of the firm's broker/dealer subsidiary. Mr. Victor founded Security Capital Management, Inc., an investment advisory firm, in 1983, and served as its President or Co-President until 1996. In 1992, Mr. Victor co-founded Gordon Management, Inc., the general partner of Edgewater Private Equity Fund, LP, and Edgewater Private Equity Fund II, LP. Mr. Victor is a 1973 magna cum laude graduate of Washington University and a 1977 graduate of the George Washington University School of Law where he earned his J.D. cum laude and completed his M.B.A. course work. Mr. Victor serves on the Board of Directors of several private investment firms and acts as an independent arbitrator for the National Futures Association.

Harry Melkonian, President
Mr. Melkonian joined the Company in June 1992 and was elected President in November 1996. He served as General Manager of the Company's PIN photodiode business from 1993 until November 1996. From 1989 until joining the Company, Mr. Melkonian operated Melkonian Associates, a consulting firm that assisted the Company in the acquisition of its subsidiary, Silicon Detector Corporation. From 1987 until 1989, he was Director of Operations at Simulaser Corporation; and for six years previously, he held various operations level positions at Sensor Technology, Inc. Mr. Melkonian holds a Bachelor of Science degree in Business Administration from Northeastern University.

Patrick J. Holmes, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer
Mr. Holmes joined the Company in August 1993 and was named Executive Vice President in November 1996. From 1989 until joining the Company, Mr. Holmes was a Division Controller for Textron, Inc. From 1985 until 1989, he was Chief Accountant and Financial Operations Manager for two start-up companies of Lockheed Corporation in Sunnyvale, CA. Previously, Mr. Holmes held senior financial posts with General Dynamics and Datapoint Corporation. Mr. Holmes, who is a Certified Public Accountant, received his degree in accounting, magna cum laude, from the University of Missouri in St. Louis and is a past recipient of the Missouri Society of CPAs Silver Medal.

Robert C. King, Vice President of Sales & Marketing
Mr. King joined the Company in December 1995. From 1992 until joining the Company, Mr. King was Vice President, Sales and Marketing of Medical Materials Corporation. From 1989 until 1992, he was Vice President, Market and Business Development of PCO, a subsidiary of Corning Incorporated and an affiliate of IBM. From
                                        4

1986 until 1989, he was Executive Vice President, Sales and Marketing of Wangtek. Prior to 1986, Mr. King held sales and executive level positions for Granger Associates, Q.T. Wiles and Associates, TRW Semiconductor and North American Aviation. Mr. King holds a Bachelor of Science degree in Mechanical Engineering, cum laude, from Ohio University in Athens, Ohio.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors. Pursuant to an agreement between the Company and D.H. Blair, entered into in connection with a private placement offering of the Company's capital in 1992, D.H. Blair has the right, at its option through August 10, 1997, to designate one director to the Board of Directors of the Company. To date, it has not exercised its option.

Meetings and Committees of the Board of Directors

The Board of Directors held five meetings during the fiscal year ended March 30, 1997 and acted by unanimous consent on one occasion. The Board of Directors has the following standing committees: Audit Committee and Compensation Committee.

The Audit Committee reviews the accounting principles, the controls and scope of the audit practices of the Company, and makes reports and recommendations to the Board of Directors on those matters and with respect to the independent auditor. It met one time in fiscal 1997. The members of the Audit Committee are Mr. Victor, Chairman, and Mr. Gordon.

The Compensation Committee was established to evaluate both Directors and management compensation plans as well as the Company's stock option and incentive plans. It met two times in fiscal 1997 and acted by unanimous written consent on one occasion. The members of the Compensation Committee are Mr. Victor, Chairman, and Mr. Gordon.

Compensation of Directors

Directors and Committee members do not receive fees for their services. Each of the Directors who is not an employee of the Company is eligible for grants of stock options upon their appointment to the Board of Directors under the 1991 Special Directors Stock Option Plan ("Directors' Plan") and on an annual basis so long as they remain on the Board. On October 18, 1995, the Board approved a resolution to suspend participation in the Directors' Plan until the resolution is thereafter countermanded. The resolution did not affect any options previously granted under the Directors' Plan. All Directors, including employee Directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and Committees.

APPROVAL OF 1997 EMPLOYEE STOCK OPTION PLAN OF ADVANCED PHOTONIX, INC.

The Board of Directors has adopted, subject to shareholder approval, and recommends the adoption of the proposed 1997 Employee Stock Option Plan ("1997 Plan"), under which options may be granted for an aggregate of 1,000,000 shares of Class A Common Stock prior to January 13, 2007. All employees of, and consultants and advisors to, the Company and its subsidiaries are eligible to participate in the 1997 Plan.

The following description of the 1997 Plan is qualified in its entirety by reference to such 1997 Plan, a copy of which is attached to this Proxy Statement as Exhibit 10.13 and is incorporated by reference herein. Attention is particularly directed to the description therein of the prices, expiration dates and other material conditions upon which the options may be granted and exercised.

The 1997 Plan provides, among other things, that options may be granted to purchase shares of Class A Common Stock at a price per share fixed by a committee (the "Committee") composed of two or more non-employee members of the Board of Directors; provided, however, that in the case of an incentive stock option ("ISO"), as defined by Section 422 of the Internal Revenue Code, as amended, the exercise price shall not be less than 100% of the fair market value of the Class A Common Stock on the date of the option grant (110% of such fair market value in the case of optionees holding 10% or more of the total combined voting rights of all classes of stock of the Company or its subsidiaries). The Committee may determine the employees, consultants and advisors to whom options are to be granted and the number of shares subject to each option. Options may be exercised by the payment in full in cash or by the tendering of shares of Class A Common Stock having a fair market value, as determined by the Committee, equal to the option exercise grant. The Committee shall determine whether an option granted under the Plan is intended to be an ISO, or whether such option is intended not to be an ISO.

The principal federal income tax consequences of the issuance and granting of options will be as follows:

Although an individual can receive an unlimited number of ISOs during any calendar year, the aggregate fair market value (determined at the time of the option grant) of the stock with respect to which ISOs first become exercisable during any calendar year (under all of the Company's Plans) cannot exceed $100,000. An optionee will not realize taxable income for federal income tax purposes upon the exercise of an ISO provided he does not dispose of shares acquired upon the exercise within two years from the date of grant or within one year from the date of exercise. If these conditions are met, the Company will not be entitled to a deduction in connection with the grant or the exercise of the option. The net capital gain realized on the sale or disposition of the shares is subject to tax at the same rate as ordinary income. If the optionee disposes of the shares within the two year or one year periods mentioned above, he will realize taxable ordinary income in an amount equal to any excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction as the case of a non-ISO.

The foregoing is only a summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant and exercise of options under the Employee Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

The Board of Directors is of the opinion that adoption of the proposed 1997 Plan is in the best interests of the Company in that it will aid the Company in securing and retaining competent management personnel and other employees by making it possible to offer them an opportunity to acquire stock of the Company and thereby increase their proprietary interest in the Company's success. The Company is also of the opinion that affording to the Committee the right to determine the employees, consultants and advisors to be granted options and the number of shares as to which options will be granted, will permit the Board of Directors to weigh the advantages and disadvantages at any particular time and take into special circumstances with respect to attracting or retaining particular persons.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.




                                                SUMMARY COMPENSATION TABLE
                                                                         Long Term Compensation
                                                                 --------------------------------------
                                       Annual Compensation                  Awards            Payouts
                                   --------------------------    --------------------------   --------
                                                                                 Securities
Name and                                            Other Annual Restricted StockUnderlying    LTIP      All Other
Principal                  Fiscal  Salary    Bonus  Compensation     Awards       Options     Payouts  Compensation
Position                    Year    ($)       ($)        ($)           ($)           (#)        ($)         ($)(1)
--------                    ----    ---       ---        ---           ---           ---        ---         ----
Hayden Leason               1997     -         -          -             -             -          -           -
Chairman of the Board and   1996     -         -          -             -          25,000        -           -
Chief Executive Officer(2)  1995     -         -          -             -             -          -           -
---------------------------------------------------------------------------------------------------------------------
James W. Ward               1997  109,000      -          -             -             -          -        55,700(3)
Chairman of the Board,      1996  173,000   25,000        -             -             -          -         4,700
President and Chief         1995  142,000      -          -             -         150,000(4)     -         3,600
Executive Officer(3)
---------------------------------------------------------------------------------------------------------------------
Harry Melkonian,            1997  135,000      -          -             -          140,000       -         3,900
President5                  1996  110,000   15,000        -             -             -          -         3,300
                            1995  110,000   15,000        -             -          60,000        -         3,300
---------------------------------------------------------------------------------------------------------------------
Patrick J. Holmes           1997  125,000      -          -             -          70,000        -         3,300
Executive Vice President,   1996  125,000   15,000        -             -             -          -         3,800
CFO,  Secretary and Treasure1995  125,000      -          -             -          80,000        -         3,800
---------------------------------------------------------------------------------------------------------------------
Robert King                 1997  125,000   18,000        -             -          20,000        -         4,500
Vice President of Sales     1996   42,000    8,000        -             -          60,000        -           900
                            1995     -         -          -             -             -          -           -
---------------------------------------------------------------------------------------------------------------------

1    Represents  amounts paid by the Company on behalf of the named person in connection with the Company's  401(k)  Retirement Plan accept for $51,000 paid to Mr. Ward (see note 3 below).

2    Mr. Leason became Chairman of the Board in October 1996 and Chief Executive Officer in November 1996.

3    Mr. Ward terminated his employment in October 1996. Pursuant to an arrangement with the Company, amounts paid to him subsequent to the termination of his employment are included in All Other Compensation.

4    Does not  include  150,000  option  shares  granted in May 1994 which were  canceled  in January  1995.  See  "Ten-Year  Option
     Repricings."

5    Mr. Melkonian became President in November 1996.

Employment Agreements
The Company has employment and termination agreements with certain employees, including Messrs. Melkonian and Holmes under which the employees may receive severance pay through the end of the term of the contract or up to twelve months.

James W. Ward terminated his employment on October 16, 1996 and remained as a Director. Pursuant to an agreement with the Company, Mr. Ward will continue to be paid his salary through September 16, 1997, subject to certain reductions for his other earnings.

Stock Options
Stock options are granted by a committee (the "Committee") composed of two or more non-employee members of the Board of Directors under the Company's 1990 and 1997 Stock Option Plans (the"Plans") to aid in the retention of key employees and consultants and to align their interests with those of the stockholders. Stock options have value for an employee or consultant only if the price of the Company's stock increases above the fair market value on the grant date and the employee or consultant remains in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ. In addition, stock options directly link a portion of an employee's or consultant's compensation to the interests of stockholders by providing an incentive to maximize stockholder value.

The Committee shall determine whether an option granted under the Plans is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or whether such option is intended not to be an incentive stock option. The Plans are administered in all respects by the

Committee. The Committee may determine the employees and consultants to whom options are to be granted and the number of shares subject to each option. Under the terms of the Plans, all employees of and consultants to, the Company or subsidiaries of the Company are eligible for option grants. The option exercise price of options granted under the Plans is fixed by the Committee but must be no less than 100% of the fair market value of the shares of Common Stock subject to the option at the time of grant, except that in the case of a 10% Holder, the exercise price for incentive stock options must be no less than 110% of said fair market value. Options may be exercised by payment in full in cash or by tendering of shares of Class A Common Stock having a fair market value, as determined by the Committee, equal to the option exercise price. Options granted under the Plans may not be exercised more than ten years after the date of grant, five years in the case of an incentive stock option granted to a 10% Holder. All currently outstanding options have a term of ten years.

The tables set forth below certain information concerning stock options granted to and exercised by the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year. No options were exercised during the last fiscal year.

                                               Option Grants in Fiscal 1997
                                                    Individual Grants
                                                    -----------------

                                 Number of Securities   % of Total Options
                                      Underlying            Granted to           Exercise or
                                        Options            Employees in           Base Price              Expiration
Name(1)                                Granted (#)          Fiscal Year            ($/Sh)                   Date
-------                                -----------          -----------            ------                   ----

Hayden Leason                              -                    -                     -                        -
Harry Melkonian                         140,000                28%                  $2.50                   1/14/07
Patrick J. Holmes                       70,000                 14%                  $2.50                   1/14/07
Robert C. King                          20,000                  4%                  $2.50                   1/14/07

1    See "Summary Compensation Table" and Item 10 "Directors and Executive Officers" for principal position.

                         Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                                           Value of Unexercised
                                                                  Number of Securities Underlying        In-the-Money Options at
                           Shares Acquired                   Unexercised Options at Fiscal Year End (#)     (Fiscal Year End ($)
Name(1)                     on Exercise (#)  Value Realized          Exercisable/Unexercisable           Exercisable/Unexercisable
----                       ----------------- --------------          -------------------------           -------------------------
Hayden Leason                      -                 -                        25,000/0                          -
James W. Ward                      -                 -                     90,000/60,000                  33,750/22,500
Harry Melkonian                    -                 -                     88,000/112,000                    22,500/0
Patrick J. Holmes                  -                 -                     74,000/76,000                   18,000/4,500
Robert C. King                     -                 -                     28,000/52,000                        -
-------------------------- ----------------- ----------------- --------------------------------------------------------------

1    See "Summary Compensation Table" and Item 10 "Directors and Executive Officers" for principal position.

On January 18, 1995 the Board of Directors canceled outstanding options to purchase an aggregate of 365,000 shares of the Company's Class A Common Stock and granted to the holders of such options new options to purchase an equivalent number of shares. These options were the only options of the Company which have been issued coincident with the cancellation of outstanding options or otherwise repriced since the Company's inception through April 2, 1995. The Board of Directors concluded that the subsequent decrease in the market price for the Company's Class A Common Stock below the exercise price for the canceled options was due to factors which were principally not all within the realm of responsibility of the option holders and that the options no longer provided the incentive to such option holders to perform on behalf of the Company in the manner contemplated by the Board when the canceled options were initially granted. On the date of the issuance of the new options and the cancellation of the outstanding options, the closing sale price for the Company's Class A

Common Stock as reported on the American Stock Exchange was $1.56. The following table sets forth certain information regarding the aforementioned canceled and new options:

                                               Ten-Year Option Repricings
                                               --------------------------

                                 Number of Securities   Market Price of   Exercise Price at               Length of Original
                                  Underlying Options   Stock at Time of       Time of         New      Option Term Remaining at
                                     Repriced or         Repricing or       Repricing or    Exercise            Date of
Name(1)                Date            Amended (#)         Amendment ($)     Amendment ($)    Price ($)   Repricing or Amendment
----                 ----            -----------         -------------     -------------    ---------   ----------------------

James W. Ward        1/18/95           150,000               1.56               3.25           1.56             9 years
Harry Melkonian      1/18/95            60,000               1.56               3.62           1.56             7 years
Patrick J. Holmes    1/18/95            30,000               1.56               4.87           1.56             9 years
                                        30,000               1.56               4.50           1.56             9 years
-------------------- ----------  --------------------  -----------------  ----------------  ---------- -------------------------

1    See "Summary Compensation Table" and Item 10 "Directors and Executive Officers" for principal position.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Arthur Andersen, independent auditors, audited the Company's financial statements for fiscal years 1995-1997 and has been selected to audit the Company's financial statements for fiscal year 1998. Representatives of Arthur Andersen are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1998 must be received at its principal executive office no later than April 22, 1998.

                                              By Order of the Board of Directors


                                              /s/ Patrick J. Holmes
Camarillo, California                         Patrick J. Holmes
July 25, 1997                                 Secretary

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 30, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 21, 1997

The undersigned hereby constitutes and appoints Hayden Leason and Jon B. Victor or any one of them, as proxies, with full power of substitution, to vote all share of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 o'clock A.M., Pacific Time, on August 21, 1997, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

James A. Gordon, Hayden Leason, Jon B. Victor

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To approve the Advanced Photonix Inc. 1997 Stock Option Plan

Vote for / /           Vote against / /              Vote withheld / /

(3) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, FOR PROPOSAL NO. 2 AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:___________________,1997

_________________________
Signature of Stockholder


_________________________
Signature of Stockholder

NOTE: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more prersons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.